                                                                   EXHIBIT 10.29

                                                  [BAR CODE - US005895354A]

UNITED STATES PATENT  [19]               [11]     PATENT NUMBER:       5,895,354
SIMMONS                                  [45]     DATE OF PATENT:  APR. 20, 1999
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[54]     INTEGRATED MEDICAL DIAGNOSTIC CENTER

[76]     Inventor:  PAUL L. SIMMONS, 8825 Laurel Dr.,
                    Pinellas Park, Fla. 33782

[21]     Appl. No.: 08/882,201

[22]     Filed:     JUN. 25, 1997

                          RELATED U.S. APPLICATION DATA

[60]     Provisional application No. 60/020,625, Jun. 26, 1996.

[51]     INT. *CL(6)..................................................A61B 5/00
[52]     U.S. CL......................................600/301; 600/300; 600/494;
                                                                        128/903
[58]     FIELD OF SEARCH .............................128/903; 600/300, 600/301,
                                               494; 5/600, 136, 159.1, 160, 161

[56]                          REFERENCES CITED

                              U.S. PATENT DOCUMENTS

         4,998,534   3/1991  Claxton, III et al. ......................  600/494
         5,441,047   8/1995  David et al.  ............................  600/301
         5,621,930   4/1997  Reppas et al. ............................    5/136
         5,701,904  12/1997  Simmons et al. ...........................  600/301

Primary Examiner         -- Robert L. Nasser
Assistant Examiner       -- Michael Astorino
Attorney, Agent, or Firm -- A. W. Fisher, III

[57]                               ABSTRACT

An integrated medical diagnostic center configured to provide emergency communications, immediate measurement of various physiological conditions and provision for administration of emergency treatment, the integrated medical diagnostic center comprising a cabinet including a plurality of compartments to house an emergency communications device, a plurality of physiological diagnostic devices, at least one patient support movable between a stored position and an operative position and at least one emergency treatment device.

                          29 CLAIMS, 7 DRAWING SHEETS


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